                                                           [LOGO] PIONEER
                                                                  INVESTMENTS-R-


PIONEER
MID CAP VALUE
FUND


ANNUAL REPORT 10/31/01

TABLE OF CONTENTS

Letter to Shareowners                                                 1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       7


Schedule of Investments                                              10


Financial Statements                                                 17


Notes to Financial Statements                                        24


Report of Independent Public Accountants                             28


Trustees, Officers and Service Providers                             29

PIONEER MID CAP VALUE FUND

LETTER TO SHAREOWNERS 10/30/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation moves to heal itself following the horrifying events of September 11.

Americans have always been a resilient people as evidenced by the tremendous surge of national unity these past two months. You can also see that resilience in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

As 2001 draws to a close, we are probably in the midst of a recession that began with the unwinding of the dot-com mania. The profound psychological impact of the terrorist attacks may extend this slowdown well into next year. But stock prices have historically led the way out of recessions, moving higher as investors shook off immediate concerns to focus on recovery prospects.

The markets may already be anticipating a better business climate, as lower interest rates, lower taxes and government stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.


Respectfully,



/s/Daniel T. Geraci
-------------------
Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDEBAR]
PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PIONEER MID CAP VALUE FUND



PORTFOLIO SUMMARY 10/31/01


PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                     93.4%
Short-Term Cash Equivalents                             6.6%


[CHART]
SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                        19.1%
Technology                        18.4%
Consumer Cyclicals                11.9%
Consumer Staples                  10.5%
Health Care                        9.8%
Capital Goods                      8.0%
Utilities                          6.8%
Energy                             6.3%
Basic Materials                    4.7%
Communication Services             2.8%
Transportation                     1.7%


10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Imation Corp.                      2.79%
2.  Tricon Global Restaurants, Inc.    2.07
3.  Storage Technology Corp.           1.92
4.  Symantec Corp.                     1.92
5.  Waters Corp.                       1.75
6.  Alltel Corp.                       1.64%
7.  John H. Harland Co.                1.59
8.  Adaptec, Inc.                      1.48
9.  Williams Companies, Inc.           1.42
10. Harris Corp.                       1.41

Fund holdings will vary for other periods.

PIONEER MID CAP VALUE FUND
PERFORMANCE UPDATE 10/31/01                                    CLASS A SHARES





SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01        10/31/00
                             $19.29          $20.83
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/00-10/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -            $0.347          $1.522


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lipper Growth Funds Index and the Standard and Poor's MidCap 400 Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                           PUBLIC
              NET ASSET   OFFERING
PERIOD         VALUE       PRICE*
10 Years       13.86%     13.19%
5 Years         8.53       7.25
1 Year          1.85      -4.00

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[CHART]
GROWTH OF $10,000

                   Pioneer       Standard &                     Standard &
                Mid Cap Value      Poor's      Lipper Growth   Poor's MidCap
                    Fund*         500 Index     Funds Index      400 Index
10/31/1991          $9,425        $10,000         $10,000        $10,000
                   $10,447        $10,993         $10,780        $10,920
10/31/1993         $14,270        $12,629         $12,827        $13,272
                   $16,985        $13,119         $13,089        $13,588
10/31/1995         $20,267        $16,579         $16,227        $16,470
                   $22,925        $20,560         $18,985        $19,327
10/31/1997         $28,123        $27,162         $24,371        $25,639
                   $25,666        $33,134         $27,754        $27,360
10/31/1999         $28,238        $41,625         $35,892        $33,126
                   $33,887        $44,106         $40,200        $43,614
10/31/2001         $34,515        $33,112         $27,197        $38,185


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to the S&P MidCap 400 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID CAP VALUE FUND
PERFORMANCE UPDATE 10/31/01                                    CLASS B SHARES





SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01        10/31/00
                             $18.14          $19.85

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/00-10/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -            $0.347          $1.522

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index, the Lipper Growth Funds Index and the Standard & Poor's MidCap 400 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                IF           IF
PERIOD         HELD       REDEEMED*
Life-of-Class  11.06%     11.06%
(4/4/94)
5 Years         7.67       7.53
1 Year          1.01      -2.64

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]
GROWTH OF $10,000+

                 Pioneer      Standard &                      Standard &
              Mid Cap Value     Poor's      Lipper Growth   Poor's MidCap
                  Fund*        500 Index     Funds Index      400 Index
4/30/1994         $10,000        $10,000         $10,000         $10,000
                  $11,154        $10,632         $10,374         $10,323
                  $12,197        $11,744         $11,099         $10,979
10/31/1995        $13,209        $13,435         $12,861         $12,513
                  $15,520        $15,281         $14,304         $14,252
                  $14,829        $16,661         $15,046         $14,684
                  $15,665        $19,119         $16,323         $15,693
10/31/1997        $18,047        $22,011         $19,315         $19,479
                  $20,479        $26,957         $22,822         $23,213
                  $16,356        $26,851         $21,996         $20,786
                  $18,664        $32,835         $27,211         $24,705
10/31/1999        $17,847        $33,732         $28,446         $25,167
                  $19,576        $36,147         $32,934         $30,518
                  $21,246        $35,743         $31,861         $33,135
                  $23,815        $31,436         $26,328         $32,671
10/31/2001        $21,461        $26,833         $21,555         $29,011


+Index comparisons begin 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to the S&P MidCap 400 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                        4

PIONEER MID CAP VALUE FUND
PERFORMANCE UPDATE 10/31/01                                    CLASS C SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01        10/31/00
                             $18.04          $19.76

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/00-10/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -            $0.347          $1.522

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lipper Growth Funds Index and the Standard & Poor's MidCap 400 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                   NET ASSET   PUBLIC OFFERING
PERIOD              VALUE        PRICE/CDSC*
Life-of-Class      7.42%      7.23%
(1/31/96)
5 Years            7.62       7.41
1 Year             0.96      -0.05

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[CHART]
GROWTH OF $10,000

                  Pioneer      Standard &                      Standard &
               Mid Cap Value     Poor's      Lipper Growth   Poor's MidCap
                   Fund*        500 Index     Funds Index      400 Index
 1/31/1996         $9,900        $10,000         $10,000         $10,000
                  $10,821        $10,340         $10,460         $10,783
                  $10,344        $11,274         $11,003         $11,110
                  $10,934        $12,937         $11,936         $11,874
10/31/1997        $12,593        $14,894         $14,124         $14,739
                  $14,288        $18,241         $16,689         $17,564
                  $11,411        $18,169         $16,085         $15,728
                  $13,012        $22,218         $19,898         $18,693
10/31/1999        $12,441        $22,825         $20,801         $19,042
                  $13,642        $24,459         $24,083         $23,091
                  $14,795        $24,185         $23,298         $25,071
                  $16,576        $21,271         $19,252         $24,720
10/31/2001        $14,937        $18,157         $15,762         $21,951


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to the S&P MidCap 400 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID CAP VALUE FUND
PERFORMANCE UPDATE 10/31/01                                    CLASS Y SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01        10/31/00
                              $19.50          $20.94
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/00-10/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -            $0.347          $1.522

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index, the Lipper Growth Funds Index and the Standard & Poor's MidCap 400 Index.

AVERAGE ANNUAL TOTAL RETURNS*
(As of October 31, 2001)

                   IF       IF
PERIOD            HELD   REDEEMED
Life-of-Class     3.75%    3.75%
(7/2/98)
1 Year            2.36     2.36

*  Assumes reinvestment of distributions.

[CHART]


GROWTH OF $10,000+

                   Pioneer      Standard &                      Standard &
                Mid Cap Value     Poor's      Lipper Growth   Poor's MidCap
                    Fund*       500 Index      Funds Index      400 Index
7/31/1998        $10,000        $10,000         $10,000         $10,000
10/31/1998         $8,861         $9,844          $9,574          $9,694
                   $9,328        $11,503         $11,461         $10,963
                  $10,179        $12,038         $11,843         $11,521
                  $10,617        $12,016         $11,995         $11,932
10/31/1999         $9,795        $12,367         $12,381         $11,737
                  $10,123        $12,689         $13,558         $12,718
                  $10,817        $13,252         $14,335         $14,232
                  $10,817        $13,093         $14,139         $14,486
10/31/2000        $11,809        $13,104         $13,867         $15,453
                  $12,813        $12,560         $12,863         $15,722
                  $13,328        $11,525         $11,459         $15,236
                  $13,340        $11,208         $10,899         $15,298
10/31/2001        $12,088         $9,838          $9,382         $13,529


+Index comparisons begin 7/31/98. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to the S&P MidCap 400 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID CAP VALUE FUND
PORTFOLIO MANAGEMENT DISCUSSION 10/31/01





As investors moved away from higher-priced large company stocks, undervalued mid-cap securities held their values better than most others in the equity market during the 12 months ended October 31, 2001. In the following discussion, Rod Wright, who is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the general economic environment during the 12-month period.

Q:   HOW DID THE FUND PERFORM?

A: For the 12-month period ended October 31, 2001, the Fund's Class A shares returned 1.85%, while Class B and Class C shares returned 1.01% and 0.96%, respectively, all at net asset value. During the same period, the Standard & Poor's 500 Index lost 24.91%, while the average return of funds in Lipper's mid-cap value category was 3.32%. (Lipper is an independent firm that tracks mutual fund performance.)

Q:   WHAT WERE THE PRIMARY FACTORS THAT INFLUENCED FUND PERFORMANCE?

A: While virtually all other parts of the domestic equity market lost value as investors fled from higher-priced stocks in the face of slowing economic growth, mid-cap value stocks performed relatively well. Mid-sized companies with reasonable stock valuations were overlooked and undervalued in the bull market for growth stocks that occurred in 1999 and early 2000. As a result, they were attractively valued relative to the rest of the market and especially in relation to large-company stocks. Our emphasis on stock-by-stock fundamental analysis worked well in this environment. The Fund outperformed the Russell Midcap Value Index, a benchmark commonly used to evaluate the performance of mid-cap value stocks; the Index lost 1.4% for the period.

Q: WHAT TYPES OF INVESTMENTS HAD A SIGNIFICANT INFLUENCE ON THE FUND'S PERFORMANCE?

A: We emphasize individual company analysis and stock selection and try not to make decisions based on top-down, macroeconomic views. Based on our analysis, we found a number of attractive opportunities in reasonably priced technology companies, raising our technology weighting to 18.4%
of net assets, about twice the sector's relative weight in the Russell Midcap Value Index. Many of the Fund's technology investments performed quite well.


SYMANTEC, the Fund's fourth largest position and a producer of security technology for the Internet, was a notable performer. We owned the stock at the beginning of the period, sold it when its price rose, then reinvested in the company this summer. By the end of the fiscal period, its stock price had risen once again. Another large position in a tech-related company that worked well was STORAGE TECHNOLOGY, which has risen by 50% since June.

WATERS CORP, a technology company that makes high-performance devices for medical laboratory and research activities, also helped support performance as did GUIDANT, a company that makes implantable medical devices such as defribulators and stents.

However, the Fund's overall performance was hurt in the aftermath of the September 11 tragedy. Up until the terrorist attacks, value stocks outperformed growth stocks. All stocks fell in the immediate aftermath of the terrorist attacks, but value stocks lagged growth stocks in the following weeks, hurting the Fund's relative performance. The Fund's holdings in the utility and energy industries were particularly disappointing performers after September 11. Among individual holdings, the generic pharmaceutical company IVAX was a disappointment. Its stock price fell substantially because of an adverse court ruling.


Q:   HAVE YOU MADE ANY RECENT CHANGES TO THE PORTFOLIO?

A: We continually monitor the portfolio, buying attractive companies at cheaper prices and selling stocks of companies that have become more expensive. The composition of half the Fund's technology companies changed during the period as we added new names and sold older positions. In the face of weakness in oil prices, drilling companies and exploration and production stocks have become inexpensive and we recently added to our positions. ENSCO, a deepwater drilling company, was a recent acquisition. At the same time, we have reduced our positions in utility stocks and have become more cautious about consumer-related companies in the face of economic weakness and widespread job layoffs that threaten consumer confidence. However, we did make a recent investment in retailer THE LIMITED when its price fell to an attractive level.

Q:   WHAT IS YOUR OUTLOOK?

A: I think the mid-cap value universe remains a sector of the stock market with significant potential. In my opinion, mid-cap value stocks offer attractive prices, lower risk and greater appreciation potential than other parts of the market, especially large-cap stocks, which are still highly priced. In an uncertain economic environment, I think the Fund is well positioned with its portfolio of reasonably priced stocks selected on the basis of strong company fundamentals.

PIONEER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS 10/31/01

SHARES                                                                  VALUE
               COMMON STOCKS - 93.4%
               BASIC MATERIALS - 4.4%
               ALUMINUM - 0.9%
 350,000       Alcoa, Inc.                                      $     11,294,500
                                                                ----------------

               CHEMICALS - 1.0%
 180,000       Air Products & Chemicals, Inc.                   $      7,207,200
 500,000       IMC Global Inc.                                         5,375,000
                                                                ----------------
                                                                $     12,582,200
                                                                ----------------
               CHEMICALS (SPECIALTY) - 0.9%
 925,000       Wellman, Inc.                                    $     11,664,250
                                                                ----------------
               METALS MINING - 0.8%
1,000,000      Freeport-McMorran Copper & Gold Inc. (Class B)*  $     11,100,000
                                                                ----------------
               PAPER & FOREST PRODUCTS - 0.8%
 250,000       Bowater, Inc.                                    $     11,180,000
                                                                ----------------
               TOTAL BASIC MATERIALS                            $     57,820,950
                                                                ----------------
               CAPITAL GOODS - 7.5%
               AEROSPACE/DEFENSE - 1.6%
 175,000       General Dynamics Corp.                           $     14,280,000
 300,000       Precision Cast Parts Corp.                              6,822,000
                                                                ----------------
                                                                $     21,102,000
                                                                ----------------
               ELECTRICAL EQUIPMENT - 1.8%
 500,000       American Power Conversion Corp.*                 $      6,435,000
 450,000       SCI Systems, Inc.*                                      9,139,500
 425,000       Vishay Intertechnology, Inc.*                           8,019,750
                                                                ----------------
                                                                $     23,594,250
                                                                ----------------
               MACHINERY (DIVERSIFIED) - 1.3%
 250,000       Deere & Co.                                      $      9,247,500
 425,000       Kaydon Corp.                                            8,032,500
                                                                ----------------
                                                                $     17,280,000
                                                                ----------------
               MANUFACTURING (DIVERSIFIED) - 1.0%
 275,000       ITT Industries, Inc.                             $     13,224,750
                                                                ----------------
               MANUFACTURING (SPECIALIZED) - 0.3%
 200,000       Energizer Holdings Inc.*                         $      3,298,000
                                                                ----------------
               METAL FABRICATORS - 0.3%
 316,400       Brush Engineered Materials Inc.                  $      3,243,100
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

  SHARES                                                                  VALUE

                WASTE MANAGEMENT - 1.2%
  450,000       Republic Services Inc.*                          $      7,371,000
  350,000       Waste Management Inc.                                   8,575,000
                                                                 ----------------
                                                                 $     15,946,000
                                                                 ----------------
                TOTAL CAPITAL GOODS                              $     97,688,100
                                                                 ----------------
                COMMUNICATION SERVICES - 2.6%
                TELEPHONE - 2.6%
  350,000       Alltel Corp.                                     $     19,999,000
  160,000       Telephone and Data Systems, Inc.                       14,064,000
                                                                 ----------------
                                                                 $     34,063,000
                                                                 ----------------
                TOTAL COMMUNICATION SERVICES                     $     34,063,000
                                                                 ----------------
                CONSUMER CYCLICALS - 11.2%
                AUTO PARTS & EQUIPMENT - 0.5%
  500,000       Dana Corp.                                       $      5,375,000
                                                                 ----------------
                GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.5%
  900,000       Park Place Entertainment Corp.*                  $      6,444,000
                                                                 ----------------
                LEISURE TIME (PRODUCTS) - 1.1%
  750,000       Mattel, Inc.*                                    $     14,197,500
                                                                 ----------------
                RETAIL (COMPUTERS & ELECTRONICS) - 0.8%
  400,000       Radioshack Corp.                                 $      9,996,000
                                                                 ----------------
                RETAIL (DEPARTMENT STORES) - 1.0%
  600,000       J.C. Penney Co., Inc.                            $     13,032,000
                                                                 ----------------
                RETAIL (DISCOUNTERS) - 0.9%
  400,000       Family Dollar Stores, Inc.                       $     11,544,000
                                                                 ----------------
                RETAIL (SPECIALTY) - 1.8%
  250,000       Borders Group, Inc.*                             $      3,897,500
  865,000       Cole National Corp.*+                                  11,288,250
  600,000       Venator Group, Inc.*                                    8,700,000
                                                                 ----------------
                                                                 $     23,885,750
                                                                 ----------------
                RETAIL (SPECIALTY-APPAREL) - 1.0%
1,200,000       The Limited Inc.*                                $     13,380,000
                                                                 ----------------
                SERVICES (COMMERCIAL & CONSUMER) - 3.6%
  500,000       IMS Health Inc.                                  $     10,685,000
  675,000       Regis Corp.                                            14,350,500
  400,000       Sabre Group Holdings, Inc.*                            10,520,000

   The accompanying notes are an integral part of these financial statements.

 SHARES                                                                   VALUE

                SERVICES (COMMERCIAL & CONSUMER) - (CONTINUED)
1,750,000       Service Corp. International                         $  11,147,500
                                                                    -------------
                                                                    $  46,703,000
                                                                    -------------
                TOTAL CONSUMER CYCLICALS                            $ 144,557,250
                                                                    -------------
                CONSUMER STAPLES - 9.8%
                BROADCASTING (CABLE/TELEVISION/RADIO) - 1.0%
  729,400       USA Networks Inc.*                                  $  13,450,136
                                                                    -------------
                FOODS - 0.8%
  175,000       Hershey Foods Corp.                                 $  11,152,750
                                                                    -------------
                HOUSEWARES - 1.0%
  350,000       Fortune Brands, Inc.                                $  12,897,500
                                                                    -------------
                PERSONAL CARE - 1.0%
  225,000       Kimberly Clark Corp.                                $  12,489,750
                                                                    -------------
                RESTAURANTS - 3.1%
1,200,000       Lone Star Steakhouse & Saloon, Inc.                 $  15,552,000
  500,000       Tricon Global Restaurants, Inc.*                       25,295,000
                                                                    -------------
                                                                    $  40,847,000
                                                                    -------------
                RETAIL STORES (FOOD CHAINS) - 1.4%
  325,000       Albertson's Inc.                                    $  10,370,750
  325,000       Kroger Co.*                                             7,949,500
                                                                    -------------
                                                                    $  18,320,250
                                                                    -------------
                SPECIALTY PRINTING - 1.5%
1,000,000       John H. Harland Co.                                 $  19,370,000
                                                                    -------------
                TOTAL CONSUMER STAPLES                              $ 128,527,386
                                                                    -------------
                ENERGY - 5.9%
                OIL & GAS (DRILLING & EQUIPMENT) - 2.1%
  425,000       BJ Services Co.*                                    $  10,875,750
  425,000       ENSCO International, Inc.                               8,415,000
  275,000       Tidewater, Inc.                                         8,310,500
                                                                    -------------
                                                                    $  27,601,250
                                                                    -------------
                OIL & GAS (PRODUCTION/EXPLORATION) - 2.1%
  200,000       Burlington Resources, Inc.                          $   7,450,000
  650,000       Ocean Energy Inc.                                      11,862,500
  500,000       Pioneer Natural Resources Co.                           8,505,000
                                                                    -------------
                                                                    $  27,817,500
                                                                    -------------

  The accompanying notes are an integral part of these financial statements.

 SHARES                                                                  VALUE
              OIL & Gas (REFINING & MARKETING) - 0.8%
275,000       Valero Energy Corp.                              $     10,340,000
                                                               ----------------
              OIL (DOMESTIC INTEGRATED) - 0.9%
450,000       Conoco, Inc.                                     $     11,565,000
                                                               ----------------
              TOTAL ENERGY                                     $     77,323,750
                                                               ----------------
              FINANCIALS - 17.8%
              BANKS (MAJOR REGIONAL) - 3.8%
300,000       BB&T Corp.                                       $      9,630,000
150,000       The Bank of New York Co., Inc.                          5,101,500
300,000       Boston Private Financial Holdings, Inc.                 6,093,000
200,000       Comerica, Inc.                                          9,218,000
325,000       KeyCorp                                                 6,909,500
325,000       National City Corp.                                     8,580,000
200,000       SouthTrust Corp.                                        4,532,000
                                                               ----------------
                                                               $     50,064,000
                                                               ----------------
              BANKS (REGIONAL) - 3.5%
150,000       First Tennessee National Corp.                   $      5,182,500
250,000       Marshall & Ilsley Corp.                                14,660,000
450,000       North Fork Bancorporation, Inc.                        12,555,000
300,000       TCF Financial Corp.                                    12,600,000
                                                               ----------------
                                                               $     44,997,500
                                                               ----------------
              CONSUMER FINANCE - 2.0%
125,000       Countrywide Credit Industries, Inc.              $      4,991,250
200,000       The PMI Group, Inc.                                    11,090,000
 30,000       White Mountains Group Ltd.*                            10,410,000
                                                               ----------------
                                                               $     26,491,250
                                                               ----------------
              FINANCIAL (DIVERSIFIED) - 1.2%
150,000       Indymac Bancorp, Inc.                            $      3,852,000
150,000       USA Education, Inc.                                    12,234,000
                                                               ----------------
                                                               $     16,086,000
                                                               ----------------
              INSURANCE (LIFE/HEALTH) - 0.7%
210,000       Jefferson - Pilot Corp.                          $      8,683,500
                                                               ----------------
              INSURANCE (PROPERTY-CASUALTY) - 4.7%
200,000       Ace Ltd.*                                        $      7,050,000
150,000       Allmerica Financial Corp.                               5,850,000
320,000       Arch Capital Group Ltd.*                                7,520,000
 80,000       Markel Corp.*                                          15,676,000
225,000       MBIA Inc.                                              10,363,500

   The accompanying notes are an integral part of these financial statements.

 SHARES                                                                VALUE
              INSURANCE (PROPERTY-CASUALTY) - (CONTINUED)
175,000       XL Capital Ltd.                                  $     15,200,500
                                                               ----------------
                                                               $     61,660,000
                                                               ----------------
              INVESTMENT BANK/BROKERAGE - 0.8%
250,000       Edwards (A.G.), Inc.                             $      9,885,000
                                                               ----------------
              INVESTMENT MANAGEMENT - 0.7%
450,000       Stilwell Financial Inc.                          $      9,049,500
                                                               ----------------
              SAVINGS & LOAN COMPANIES - 0.4%
200,000       Charter One Financial, Inc.                      $      5,450,000
                                                               ----------------
              TOTAL FINANCIALS                                 $    232,366,750
                                                               ----------------
              HEALTH CARE - 9.2%
              BIOTECHNOLOGY - 0.4%
100,000       Biogen, Inc.*                                    $      5,500,000
                                                               ----------------
              HEALTH CARE (DRUGS/MAJOR PHARMS) - 0.6%
400,000       IVAX Corp.*                                      $      8,220,000
                                                               ----------------
              HEALTH CARE (DRUGS-GENERIC & OTHER) - 2.2%
575,000       Alpharma, Inc.                                   $     15,927,500
350,000       Mylan Laboratories Inc.                                12,904,500
                                                               ----------------
                                                               $     28,832,000
                                                               ----------------
              HEALTH CARE (HOSPITAL MGT) - 1.7%
225,000       HCA - The Healthcare Company                     $      8,923,500
250,000       Health Management Associates, Inc.*                     4,872,500
300,000       Triad Hospitals, Inc.*                                  8,070,000
                                                               ----------------
                                                               $     21,866,000
                                                               ----------------
              HEALTH CARE (MANAGED CARE) - 1.3%
150,000       Wellpoint Health Networks Inc.*                  $     16,738,500
                                                               ----------------
              HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 3.0%
550,000       Apogent Technologies, Inc.*                      $     12,881,000
200,000       Becton, Dickinson & Co.                                 7,160,000
350,000       Guidant Corp.*                                         14,528,500
200,000       Sybron Dental Specialities*                             4,100,000
                                                               ----------------
                                                               $     38,669,500
                                                               ----------------
              TOTAL HEALTH CARE                                $    119,826,000
                                                               ----------------
              TECHNOLOGY - 17.1%
              COMMUNICATIONS EQUIPMENT - 3.5%
700,000       American Tower Corp.*                            $      7,714,000

   The accompanying notes are an integral part of these financial statements.

  SHARES                                                                  VALUE
                COMMUNICATIONS EQUIPMENT - (CONTINUED)
1,300,000       Avaya Inc.*                                      $     11,609,000
  450,000       CommScope, Inc.*                                        8,797,500
  500,000       Harris Corp.                                           17,140,000
                                                                 ----------------
                                                                 $     45,260,500
                                                                 ----------------
                COMPUTER (HARDWARE) - 0.7%
  250,000       NCR Corp.*                                       $      8,862,500
                                                                 ----------------
                COMPUTERS (PERIPHERALS) - 2.1%
  545,200       Quantum Corp - DLT & Storage Systems*            $      4,596,036
1,250,000       Storage Technology Corp.*                              23,462,500
                                                                 ----------------
                                                                 $     28,058,536
                                                                 ----------------
                COMPUTERS (SOFTWARE & SERVICES) - 2.3%
  250,000       American Management Systems*                     $      3,295,000
  400,000       Parametric Technology Co.*                              2,804,000
  425,000       Symantec Corp.*                                        23,370,750
                                                                 ----------------
                                                                 $     29,469,750
                                                                 ----------------
                ELECTRONICS (DEFENSE) - 0.4%
  175,000       Raytheon Co.                                     $      5,643,750
                                                                 ----------------
                ELECTRONICS (INSTRUMENTATION) - 1.6%
  600,000       Waters Corp.*                                    $     21,294,000
                                                                 ----------------
                ELECTRONICS (SEMICONDUCTORS) - 3.2%
1,500,000       Adaptec, Inc.*                                   $     18,075,000
1,475,000       Atmel Corp.*                                           11,726,250
  400,000       Cypress Semiconductor Corp.*                            7,900,000
  350,000       Roxio, Inc*                                             4,490,500
                                                                 ----------------
                                                                 $     42,191,750
                                                                 ----------------
                PHOTOGRAPHY/IMAGING - 2.6%
1,625,000       Imation Corp.*                                   $     34,076,250
                                                                 ----------------
                SERVICES (DATA PROCESSING) - 0.7%
  400,000       Equifax Inc.                                     $      8,944,000
                                                                 ----------------
                TOTAL TECHNOLOGY                                 $    223,801,036
                                                                 ----------------
                TRANSPORTATION - 1.5%
                AIRLINES - 0.8%
  650,000       Southwest Airlines Co.                           $     10,335,000
                                                                 ----------------
                RAILROADS - 0.7%
  250,000       Canadian National Railway Co.                    $      9,900,000
                                                                 ----------------
                TOTAL TRANSPORTATION                             $     20,235,000
                                                                 ----------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                        VALUE
                    UTILITIES - 6.4%
                    ELECTRIC COMPANIES - 3.2%
      125,000       Allegheny Energy, Inc.                             $    4,568,750
      350,000       DPL, Inc.                                               8,050,000
      300,000       DTE Energy Co.                                         12,507,000
      175,000       Great Plains Energy Inc.*                               4,175,500
      350,000       UtiliCorp United Inc.                                  10,370,500
      112,000       Western Resources, Inc.*                                1,834,560
                                                                       --------------
                                                                       $   41,506,310
                                                                       --------------
                    NATURAL GAS - 2.1%
      308,200       KeySpan Energy Corp.                               $   10,226,076
      600,000       Williams Companies, Inc.                               17,322,000
                                                                       --------------
                                                                       $   27,548,076
                                                                       --------------
                    POWER PRODUCERS (INDEPENDENT) - 1.1%
      575,000       Calpine Corp.*                                     $   14,231,250
                                                                       --------------
                    TOTAL UTILITIES                                    $   83,285,636
                                                                       --------------
                    TOTAL COMMON STOCKS - 93.4%
                    (Cost $1,146,188,201)                              $1,219,494,858
                                                                       --------------
PRINCIPAL
AMOUNT
                    TEMPORARY CASH INVESTMENT - 6.6%
                    REPURCHASE AGREEMENT - 6.6%
$  86,700,000       Credit Suisse First Boston, Inc., 2.54% dated
                    11/1/01, repurchase price of $86,700,000,
                    plus accrued interest on 10/31/01 collateralized
                    by $20,388,000 U.S. Treasury Bonds, 12.375%
                    5/15/04, and $50,203,000 U.S. Treasury
                    Bonds, 11.875%, 11/15/03                           $   86,700,000
                                                                       --------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $86,700,000)                                 $   86,700,000
                                                                       --------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $1,232,888,201)(a)(b)                        $1,306,194,858
                                                                       --------------

*     Non income producing security
+    Investment held by the fund representing 5% or more of the outstanding voting stock of such company.
(a)  At October 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $1,238,713,262 was a follows:
     Aggregate gross unrealized gain for all investments
     in which there is an excess of
     value over tax cost                                               $  149,271,446
     Aggregate gross unrealized loss for all
     investments in which there is an excess of tax cost over value       (81,789,850)
                                                                       --------------
     Net unrealized gain                                               $   67,481,596
                                                                       ==============

     Purchases and sales of securities (excluding temporary cash investments) for the year ended aggregated $1,243,952,526 and $1,287,813,298 respectively.

   The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 BALANCE SHEET 10/31/01

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $86,700,000) (cost $1,232,888,201)             $1,306,194,858
  Receivables -
     Investment securities sold                                       2,212,336
     Fund shares sold                                                 1,305,338
     Dividends and interest                                             897,891
  Other                                                                   8,104
                                                                 --------------
       Total assets                                              $1,310,618,527
                                                                 --------------

LIABILITIES:
  Payables -
     Investment securities purchased                             $   21,967,806
     Fund shares repurchased                                          1,289,400
  Due to bank                                                           853,411
  Due to affiliates                                                     902,384
  Accrued expenses                                                      180,326
                                                                 --------------
       Total liabilities                                         $   25,193,327
                                                                 --------------

NET ASSETS:
  Paid-in capital                                                $1,125,187,058
  Accumulated net realized gain on investments                       86,931,485
  Net unrealized gain on investments                                 73,306,657
                                                                 --------------
       Total net assets                                          $1,285,425,200
                                                                 ==============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $921,310,205/47,761,334 shares)              $        19.29
                                                                 ==============
  Class B (based on $330,926,299/18,243,446 shares)              $        18.14
                                                                 ==============
  Class C (based on $29,547,124/1,637,655 shares)                $        18.04
                                                                 ==============
  Class Y (based on $3,641,572/186,763 shares)                   $        19.50
                                                                 ==============

MAXIMUM OFFERING PRICE:
  Class A                                                        $        20.47
                                                                 ==============
  Class C                                                        $        18.22
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED 10/31/01

INVESTMENT INCOME:
   Dividends                                              $14,427,877
   Interest                                                 2,587,947
                                                          -----------
         Total investment income                                              $ 17,015,824
                                                                              ------------
EXPENSES:
   Management fees
      Basic fee                                           $ 8,979,961
      Performance adjustment                                  444,359
   Transfer agent fees
      Class A                                               2,377,643
      Class B                                                 969,924
      Class C                                                 100,344
      Class Y                                                     154
   Distribution fees
      Class A                                               2,383,571
      Class B                                               3,497,603
      Class C                                                 279,528
   Administrative fees                                        267,882
   Custodian fees                                             137,731
   Registration fees                                          110,820
   Printing                                                   130,317
   Professional fees                                           61,380
   Fees and expenses of nonaffiliated trustees                 22,087
   Miscellaneous                                               30,641
                                                          -----------
      Total expenses                                                          $ 19,793,945
      Less fees paid indirectly                                                   (221,608)
                                                                              ------------
      Net expenses                                                            $ 19,572,337
                                                                              ------------
         Net investment loss                                                  $ (2,556,513)
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                           $ 91,868,826
   Change in net unrealized gain on investments                                (68,361,175)
                                                                              ------------
      Net gain on investments                                                 $ 23,507,651
                                                                              ------------
      Net increase in net assets resulting from operations                    $ 20,951,138
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED 10/31/01 AND 10/31/00

                                                              YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                               10/31/01          10/31/00
  Net investment income (loss)                            $    (2,556,513)   $       937,967
  Net realized gain (loss) on investments                      91,868,826        112,047,965
  Change in net unrealized gain (loss) on investments         (68,361,175)       134,302,249
                                                          ---------------    ---------------
   Net increase in net assets resulting from operations   $    20,951,138    $   247,288,181
                                                          ---------------    ---------------

DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
   Class A ($1.87 and $2.64 per share, respectively)      $   (83,967,637)   $  (140,424,250)
   Class B ($1.87 and $2.64 per share, respectively)          (31,398,813)       (56,102,637)
   Class C ($1.87 and $2.64 per share, respectively)           (2,293,879)        (4,312,421)
   Class Y ($1.87 and $2.64 per share, respectively)             (295,692)          (523,675)
                                                          ---------------    ---------------
     Total distributions to shareowners                   $  (117,956,021)   $  (201,362,983)
                                                          ---------------    ---------------

FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $   228,721,008    $   227,659,223
  Reinvestment of distributions                               105,134,522        176,883,593
  Cost of shares repurchased                                 (261,180,435)      (656,741,041)
                                                          ---------------    ---------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                              $    72,675,095    $  (252,198,225)
                                                          ---------------    ---------------
   Net decrease in net assets                             $   (24,329,788)   $  (206,273,027)
NET ASSETS:
  Beginning of year                                         1,309,754,988      1,516,028,015
                                                          ---------------    ---------------
  End of year (including accumulated undistributed net
   investment loss of $0 and $0, respectively)            $ 1,285,425,200    $ 1,309,754,988
                                                          ---------------    ---------------

CLASS A                         '01 Shares     ' 01 Amount     '00 Shares       '00 Amount
Shares sold                      6,963,791    $ 140,618,812      8,474,512    $ 161,016,644
Reinvestment of distributions    4,137,338       77,450,961      7,094,649      127,987,560
Less shares repurchased         (8,733,508)    (176,725,887)   (23,817,198)    (450,115,630)
                                ----------    -------------    -----------    -------------
   Net increase (decrease)       2,367,621    $  41,343,886     (8,248,037)   $(161,111,426)
                                ==========    =============    ===========    =============
CLASS B
Shares sold                      3,740,487    $  71,817,413      3,178,671    $  57,786,895
Reinvestment of distributions    1,461,241       25,922,411      2,642,581       45,743,083
Less shares repurchased         (3,904,574)     (74,477,035)   (10,322,035)    (185,658,540)
                                ----------    -------------    -----------    -------------
   Net increase (decrease)       1,297,154    $  23,262,789     (4,500,783)   $ (82,128,562)
                                ==========    =============    ===========    =============
CLASS C
Shares sold                        790,395    $  15,085,101        458,115    $   8,281,129
Reinvestment of distributions       83,053        1,465,883        152,333        2,629,275
Less shares repurchased           (475,460)      (8,977,936)    (1,060,387)     (19,141,108)
                                ----------    -------------    -----------    -------------
   Net increase (decrease)         397,988    $   7,573,048       (449,939)   $  (8,230,704)
                                ==========    =============    ===========    =============
CLASS Y
Shares sold                         58,278    $   1,199,682         30,474    $     574,555
Reinvestment of distributions       15,672          295,267         28,996          523,675
Less shares repurchased            (48,384)        (999,577)       (97,931)      (1,825,763)
                                ----------    -------------    -----------    -------------
   Net increase (decrease)          25,566    $     495,372        (38,461)   $    (727,533)
                                ==========    =============    ===========    =============

  The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS 10/31/01

                                                            YEAR ENDED   YEAR ENDED  YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                             10/31/01     10/31/00    10/31/99      10/31/98       10/31/97
CLASS A
Net asset value, beginning of year                           $  20.83    $  19.90    $    19.02    $    23.23     $    19.85
                                                             =========   =========   ===========   ===========    ===========
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.01)   $   0.11    $     0.12    $     0.08     $     0.15
   Net realized and unrealized gain (loss) on investments        0.34        3.46          1.70         (1.94)          4.17
                                                             ---------   ---------   -----------   -----------    -----------
        Net increase (decrease) from investment operations   $   0.33    $   3.57    $     1.82    $    (1.86)    $     4.32
Distributions to shareowners:
   Net investment income                                          --         --           (0.02)        (0.10)         (0.06)
   Net realized gain                                            (1.87)      (2.64)        (0.92)        (2.25)         (0.88)
                                                             ---------   ---------   -----------   -----------    -----------
Net increase (decrease) in net asset value                   $  (1.54)   $   0.93    $     0.88    $    (4.21)    $     3.38
                                                             ---------   ---------   -----------   -----------    -----------
Net asset value, end of year                                 $  19.29    $  20.83    $    19.90    $    19.02     $    23.23
                                                             =========   =========   ===========   ===========    ===========
Total return*                                                    1.85%      20.00%        10.02%        (8.74)%        22.67%
Ratio of net expenses to average net assets+                     1.24%       1.13%         1.18%         1.08%          1.00%
Ratio of net investment income to average net assets+            0.01%       0.27%         0.37%         0.33%          0.64%
Portfolio turnover rate                                            95%         70%           75%           61%            63%
Net assets, end of year (in thousands)                       $921,310    $945,583    $1,067,562    $1,308,355     $1,591,655
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                  1.22%       1.11%         1.16%         1.07%          0.98%
   Net investment income                                         0.03%       0.29%         0.39%         0.34%          0.66%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 FINANCIAL HIGHLIGHTS 10/31/01

                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
CLASS B
Net asset value, beginning of year                          $   19.85     $   19.22     $   18.52     $   22.73     $   19.53
                                                            =========     =========     =========     =========     =========

Increase (decrease) from investment operations:
   Net investment loss                                      $   (0.10)    $   (0.20)    $   (0.18)    $   (0.10)    $   (0.02)
   Net realized and unrealized gain (loss) on investments        0.26          3.47          1.80         (1.86)         4.10
                                                            ---------     ---------     ---------     ---------     ---------
     Net increase (decrease) from investment operations     $    0.16     $    3.27     $    1.62     $   (1.96)    $    4.08
Distributions to shareowners:
   Net investment income                                          --            --            --            --            --
   Net realized gain                                            (1.87)        (2.64)        (0.92)        (2.25)        (0.88)
                                                            ---------     ---------     ---------     ---------     ---------
Net decrease (increase) in net asset value                  $   (1.71)    $    0.63     $    0.70     $   (4.21)    $    3.20
                                                            ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                $   18.14     $   19.85     $   19.22     $   18.52     $   22.73
                                                            =========     =========     =========     =========     =========

Total return*                                                    1.01%        19.04%         9.17%        (9.42)%       21.70%
Ratio of net expenses to average net assets+                     2.03%         1.91%         2.00%         1.85%         1.76%
Ratio of net investment loss to average net assets+             (0.78)%       (0.52)%       (0.44)%       (0.43)%       (0.12)%
Portfolio turnover rate                                            95%           70%           75%           61%           63%
Net assets, end of year (in thousands)                      $ 330,926     $ 336,301     $ 412,116     $ 574,259     $ 745,258
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                  2.01%         1.90%         1.99%         1.84%         1.75%
   Net investment loss                                          (0.76)%       (0.51)%       (0.43)%       (0.42)%       (0.11)%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 FINANCIAL HIGHLIGHTS 10/31/01

                                                             YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              10/31/01      10/31/00     10/31/99      10/31/98     10/31/97(a)
CLASS C
Net asset value, beginning of year                           $    19.76    $    19.16   $    18.49    $    22.69    $    19.53
                                                             ==========    ==========   ==========    ==========    ==========
Increase (decrease) from investment operations:
   Net investment Income (loss)                              $     0.03    $    (0.26)  $    (0.21)   $    (0.09)   $    (0.03)
   Net realized and unrealized gain (loss) on investments          0.12          3.50         1.80         (1.86)         4.11
                                                             ----------    ----------   ----------    ----------    ----------
        Net increase (decrease) from investment operations   $     0.15    $     3.24   $     1.59    $    (1.95)   $     4.08
Distributions to shareowners:
   Net investment income                                            --            --           --            --          (0.04)
   Net realized gain                                              (1.87)        (2.64)       (0.92)        (2.25)        (0.88)
                                                             ----------    ----------   ----------    ----------    ----------
Net increase (decrease) in net asset value                   $    (1.72)   $     0.60   $     0.67    $    (4.20)   $     3.16
                                                             ----------    ----------   ----------    ----------    ----------
Net asset value, end of year                                 $    18.04    $    19.76   $    19.16    $    18.49    $    22.69
                                                             ==========    ==========   ==========    ==========    ==========
Total return*                                                      0.96%        18.92%        9.02%        (9.38)%       21.74%
Ratio of net expenses to average net assets+                       2.11%         2.01%        2.09%         1.84%         1.75%
Ratio of net investment loss to average net assets+               (0.86)%       (0.61)%      (0.52)%       (0.43)%       (0.15)%
Portfolio turnover rate                                              95%           70%          75%           61%           63%
Net assets, end of year (in thousands)                       $   29,547    $   24,495   $   32,373     $  49,842     $  60,211
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    2.09%         1.98%        2.07%         1.83%         1.73%
   Net investment loss                                            (0.84)%       (0.58)%      (0.50)%       (0.42)%       (0.13)%


(a) The per share data presented above is based upon the average shares outstanding for the year presented.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

 PIONEER MID CAP VALUE FUND

 FINANCIAL HIGHLIGHTS 10/31/01

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   7/2/98 TO
                                                              10/31/01     10/31/00     10/31/99     10/31/98
CLASS Y
Net asset value, beginning of period                         $   20.94    $   19.91    $   19.06    $   23.00
                                                             =========    =========    =========    =========

Increase (decrease) from investment operations:
   Net investment income                                     $    0.07    $    0.20    $    0.19    $    0.04
   Net realized and unrealized gain (loss) on investments         0.36         3.47         1.72        (3.98)
                                                             ---------    ---------    ---------    ---------
        Net increase (decrease) from investment operations   $    0.43    $    3.67    $    1.91    $   (3.94)
Distributions to shareowners:
   Net investment income                                           --           --         (0.14)         --
   Net realized gain                                             (1.87)       (2.64)       (0.92)         --
                                                             ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value                   $   (1.44)   $    1.03    $    0.85    $   (3.94)
                                                             ---------    ---------    ---------    ---------
Net asset value, end of period                               $   19.50    $   20.94    $   19.91    $   19.06
                                                             =========    =========    =========    =========
Total return*                                                     2.36%       20.56%       10.54%      (17.13)%
Ratio of net expenses to average net assets+                      0.76%        0.63%        0.66%        0.79%**
Ratio of net investment income to average net assets+             0.49%        0.77%        0.88%        0.68%**
Portfolio turnover rate                                             95%          70%          75%          61%
Net assets, end of period (in thousands)                     $   3,642     $  3,376     $  3,976       $3,993
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                   0.75%        0.61%        0.65%        0.78%**
   Net investment income                                          0.50%        0.79%        0.89%        0.69%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS 10/31/01

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Mid Cap Value Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $123,458 of class action settlements received by the Fund during the year ended October 31, 2001.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2001, the Fund has reclassified $852,831 from accumulated net realized gain on investments and $1,703,682 from paid in capital to accumulated undistributed net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has designated $92,756,546 and $96,623,143 as capital gain dividends for the purposes of the dividend paid deduction.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares on trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano, S.p.A. (UniCredito Italiano), earned $243,790 in underwriting commissions on the sale of fund shares during the year ended October 31, 2001.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note
     3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C, and Class Y shares bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective May 1, 2001, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. For the year ended October 31, 2001, the aggregate performance adjustment resulted in a increase to the basic fee of $444,359. The management fee was equivalent to 0.69% of average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2001, $75,225 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $276,555 in transfer agent fees payable to PIMSS at October 31, 2001.

4.   DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to each of Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is
 $550,604 in distribution fees payable to PFD at October 31, 2001.


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2001, CDSCs in the amount of $624,177 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $221,608 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2001, the Fund had no borrowings under this agreement.

7.   AFFILIATED COMPANIES

The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2001:

                                                   DIVIDEND
AFFILIATES                PURCHASES      SALES      INCOME        VALUE
----------                ---------      -----      ------        -----
Cole National Corp.          $-         $868,980       $-      $11,288,250

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER MID CAP VALUE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid Cap Value Fund as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 7, 2001

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 7014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET                                                   11014-00-1201
BOSTON, MASSACHUSETTS 02109                  (C)PIONEER FUNDS DISTRIBUTOR, INC.
www.pioneerfunds.com                        UNDERWRITER OF PIONEER MUTUAL FUNDS
                                       [RECYCLE LOGO]PRINTED ON RECYCLED PAPER